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                                                                    EXHIBIT 10.9

UMB BANK, n.a.
BANKING CENTER
1010 Grand Boulevard
Kansas City MO 64106
816-860-700"Lender"

[WADDELL & REED FINANCIAL, INC. LETTERHEAD]

UMB
MASTER
NOTE

----------------   --------------  -----------------------------  ---------  -------------  ---------------   -----------
OFFICER INITIALS   INTEREST RATE   PRINCIPAL AMOUNT/CREDIT LIMIT  NOTE DATE  MATURITY DATE  CUSTOMER NUMBER   LOAN NUMBER
----------------   --------------  -----------------------------  ---------  -------------  ---------------   -----------
                   FED FUNDS PLUS
DAP/TT                   .75%             $15,000,000.00          07/21/00   On Demand          0008825           00795
----------------   --------------  -----------------------------  ---------  -------------  ---------------   -----------

     FOR VALUE RECEIVED, the undersigned Borrower (the "Undersigned" means each maker and each endorser, and if more than one, each shall be jointly and severally liable hereunder) promises to pay to the order of Lender, at the offices set forth above or at such other place as the holder hereof may from time to time designate in writing, ON DEMAND, but if no Demand, on DEMAND, the
                                                                   ------
principal amount of FIFTEEN MILLION AND NO/100 DOLLARS ($15,000,000.00 ), or
                    --------------------------
such other lesser amount as shall be noted as the Unpaid Principal Balance as shown in Lender's electronic records, pursuant to the authority set forth herein, together with interest on the unpaid principal balance hereof from time to time outstanding from dates) of disbursements) until Maturity (as herein defined) at the rate (the "Loan Interest Rate") indicated below:
     DAILY VARIABLE RATE. From the date hereof until the first Adjustment Date
                          (as herein defined) the Loan Interest Rate shall be FED FUNDS PLUS .75% percent (FED FUNDS %) per annum. The Loan Interest
                          Rate shall be adjusted each day to a rate equal to FED FUNDS PLUS .75% percentage points (FED FUNDS%) ABOVE a the Index Rate
                          (as herein defined) in effect as of that day. The Lenders

     Index Rate for this Note shall be defined as: FED FUNDS RATE
                                                   --------------

     Accrued interest shall be payable MONTHLY . The term "Maturity" shall mean
                                       --------
ON DEMAND, or any earlier date on which payment hereunder is due pursuant to
---------
any demand or acceleration rights provided in this Note. The term "Index Rate", if applicable to this Note, shall mean that rate of interest per annum determined from time to time by Lender as its base or index rate for loans to commercial borrowers. Such base or index rate does not necessarily reflect the rate that Lender charges its best or most creditworthy customers. If the Lender is precluded by law or otherwise from using the above base or index rate, the term "Index Rate" shall mean that substitute Index rate selected by Lender in place of its base or index rate, which substitute index rate shall be comparable to Lender's base or index rate provided for herein.

     Interest hereunder shall be computed on the basis of days elapsed and assuming a 360-day year. Each payment received shall be applied first to accrued interest, and then to a reduction of the principal sum and any expense or other sums owed under this Note, or in any other order as determined by Lender in Lender's sole discretion and as permitted by law. Any sum remaining unpaid after Maturity shall thereafter bear interest at a rate (the "Default Interest Rate") which shall be at all times TWO AND NO/1000 percentage points (2.000 %) in
                            ---------------
excess of the Loan Interest Rate (adjusted, if applicable, as provided above) that would have been applicable but for such Maturity. If not paid at Maturity, interest thereafter shall be compounded monthly.

     The privilege is hereby reserved to prepay without penalty all or any part of the outstanding amount due hereunder at any time prior to Maturity. If at any time prior to Maturity the outstanding principal balance due hereunder is less than the face amount of this Note, the undersigned, or any of them, may from time to time until Maturity request, and Lender may in its sole discretion, make further disbursements hereunder which shall be evidenced by this Note; provided, however, the aggregate amount of all principal amounts outstanding hereunder shall at no time exceed the face amount of this Note; and provided further, that each and every disbursement made under this Note shall be at the Lenders sole discretion, Lender having made no commitment to make any such disbursements. The principal amount due hereunder shall be the last amount stated to be the Unpaid Principal Balance as shown in the Lender's electronic records. The Lender shall electronically maintain a complete history of payment and disbursement transactions made from time to time hereunder and shall make a printed copy of the electronic history available to Borrower upon its reasonable request.

     The Lender is hereby directed by the undersigned to credit all future disbursements, If any, under this Note to account number(s) 9870905256 carried
                                                              ----------
on the  books of  Lender  in the  name(s)  of  WADDELL  & REED  FINANCIAL,  INC.
_______________________________________________________________________________
and the undersigned agrees that the Lender or holder hereof may make disbursements, at its discretion, upon oral or written instructions of any of the undersigned, or any other person(s) authorized by any of the undersigned.

     Notwithstanding anything contained herein to the contrary, in no event shall interest accrue under this Note, before or after Maturity, at a rate in excess of the highest rate permitted by applicable law, and if interest (including any charge or fee held to be interest by a court of competent jurisdiction) in excess thereof shall be paid, then the excess shall constitute a payment of, and be applied to, the principal balance hereof, or at Lender's option, shall be repaid to the undersigned.

     The undersigned warrants and represents that all proceeds of the loan evidenced by this Note are to be used solely for business or agricultural purposes, and not for personal, family or household purposes. The undersigned agrees that if the proceeds are to be used for agricultural purposes, such proceeds will be used only for the specific operating purposes described to Lender by the undersigned, and not for the acquisition of fixed assets or capital expenditures. No collateral security securing this Note will be sold unless Lender is first notified and approves in writing of such sale.

     As security for payment of all amounts due under this Note and all renewals and extensions hereof, and for the payment of all other present or future indebtedness and obligations to the Lender of any party liable hereon, however and whenever created, arising or evidenced, direct or indirect, contingent, secured, unsecured, matured or not yet due, the undersigned pledges and grants to Lender alien and security interest in all indebtedness of Lender to any of the undersigned, including (without limitation) any moneys, credit balances or deposits (genera or special) due from or standing on deposit with the Lender, which belongs to, is in the name of, or is subject to withdrawal by, any party liable hereon, whether now existing or hereafter arising or deposited, and in all items, moneys, instruments, certificates of deposit, securities and other personal property of or in the name of any of the undersigned now or hereafter in the possession or control of, or in transit to, the Lender for any purpose and in any capacity (but excluding however from the foregoing any accounts or deposits held in or by any trust qualified under sections 401(a) or 408 of the Internal Revenue Code of 1986), including all proceeds and products thereof and all accessions and accruals thereto and all dividends, rights, payments, shares and property received in respect thereto, the undersigned further agreeing that the aforesaid indebtedness (if any) of Lender to any of the undersigned may, at any time that all or any part of this Note remains unpaid (whether before or after Maturity), be held or applied to the payment of this Note by the holder hereof. Nothing herein shall in any way limit any of Lenders rights of setoff. This Note may also be secured by other collateral in which the undersigned or others may have granted a security interest or lien to Lender, including, without limitation, the following: NOT APPLICABLE FOR THIS NOTE.

     NOTWITHSTANDING ANYTHING STATED IN THIS NOTE TO THE CONTRARY, NO ADVANCE MAY BE MADE HEREUNDER IN EXCESS OF AN AMOUNT WHICH. WHEN ADDED TO (1) THE AGGREGATE OF THE OUTSTANDING PRINCIPAL AMOUNT HEREOF AND
     (2) THE OUTSTANDING PRINCIPAL AMOUNT OF THE LENDER'S COMMITMENT UNDER THAT CERTAIN CREDIT AGREEMENT DATED OCTOBER 14, 1999 AMONG THE BORROWER, THE LENDER AND OTHER PARTIES WILL EXCEED A TOTAL PRINCIPAL AMOUNT OF $30,000,000.00

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     To the full extent (if any) permitted by applicable law, the undersigned agrees to pay, and to indemnify the Lender from and against, all costs, charges, expenses, judgments, fines, penalties, collection agency. fees and reasonable attorneys' fees incurred by the holder in: (a) collecting this Note; (b) enforcing rights with respect to or realizing upon any collateral security therefor; (c) defending any action brought against the Lender with respect to this Note, any matter relating thereto or to any relationship or transaction between Lender and any of the undersigned; or (d) complying with, or failing to comply with, any Environmental Regulations (as herein defined) including abatement and cleanup costs. Any sums paid by the holder for any such expenses shall be immediately due and payable by the undersigned and shall bear interest at the rate then applicable to any outstanding principal hereunder from the date advanced until paid.

     The occurrence of any of the following shall constitute an "Event of Default": (i) default in the payment of any sum due hereunder, or in the payment or performance of any other obligation of any of the undersigned to Lender or the occurrence of any default by any of the undersigned pursuant to any obligation or undertaking under any security agreement, assignment, pledge agreement, deed of trust, mortgage or other instrument or document governing or relating to the indebtedness evidenced hereby or granting or providing for a security interest, pledge or other lien as security for any obligations of any of the undersigned to Lender (including, but not limited to, the indebtedness evidenced by this Note); (ii) the occurrence of any adverse development with respect to the financial condition of any of the undersigned or any other person or entity ("Guarantor") who Is directly or indirectly liable for any of indebtedness evidenced by this Note, which materially affects the ability of any of the undersigned or such Guarantor to perform their respective obligations to Lender; (iii) any material representation or warranty made by any of the undersigned or any Guarantor to Lender being untrue, inaccurate or incomplete as of the day it was made or given; (iv) the death, dissolution or termination of existence of any of the undersigned or any Guarantor or the failure of any of the undersigned or any Guarantor to pay debts as they mature, the appointment of a receiver for any part of the property of any of the undersigned or any Guarantor, an assignment for the benefit of creditors by any of the undersigned or any Guarantor, or the commencement of any proceedings under bankruptcy or insolvency laws by or against any of the undersigned or any Guarantor; (v) a levy, attachment, restraint of other legal process filed against any of the undersigned or any Guarantor or any collateral security securing this Note; (vi) as a result of its reasonable determination that any collateral security given for this Note is impaired or has a value insufficient to adequately secure the obligations of the undersigned secured thereby, Lender has requested additional collateral and such additional collateral has not been promptly provided by the undersigned or a Guarantor, of a type and in the manner satisfactory to Lender; or Lender has deemed itself insecure with the respect to the undersigned's indebtedness under the Note or with respect to any of the undersigned's other obligations to the Lender.

     Upon the occurrence of any Event of Default, Lender may, at its sole option and without limitation on the demand feature of this Note and without notice or demand:' (A) declare the entire principal sum owed hereunder and all other indebtedness of the undersigned to Lender, immediately due and payable; (B) appropriate and apply toward the payment of the undersigned's obligations to Lender (including, but not limited to, the indebtedness evidenced by this Note), in such order of application as it elects, any or all balances, credits, deposits, accounts or moneys of or in the name of any of the undersigned then or thereafter with Lender in any capacity; and (C) exercise, in addition to all other rights hereunder or under any other applicable agreements and instruments, its rights under applicable law, including those of a secured party under the Uniform Commercial Code of the state in which Lender's office identified above is located. Upon the occurrence of an Event of Default described in clause (iv) of the immediately preceding paragraph, this Note shall automatically and immediately become due and payable without notice or demand. The failure of the Lender to exercise any option or right or remedy shall not preclude the Lender from exercising any other right or remedy Lender may be entitled to exercise upon the occurrence of any Event of Default hereunder, and shall not constitute a waiver of such option or any other right at any time thereafter. Lender's acceptance of a partial payment of any sum due hereunder after any Event of Default or after Maturity, shall not rescind, waive or otherwise affect any such Event of Default or Maturity or any acceleration or any other exercise by Lender of any of its rights hereunder or under any other documents or applicable law. The undersigned agrees that time is of the essence. If any provision of this
Note violates the law or is unenforceable, the other provisions of this Note shall remain valid.

     The undersigned shall furnish to Lender such information and reports regarding any collateral security, the undersigned's financial condition and operations, and such other matters as Lender may from time to time reasonably request. Specifically, and without limitation on the foregoing, the undersigned shall provide to Lender upon reasonable request, current financial statements for each of the undersigned and each Guarantor including, but not limited to, balance sheets and profit and loss statements.

     The undersigned shall comply with all federal, state and local laws, statutes, rules, regulations, standards, ordinances and orders pertaining to the environment, hazardous substances, pollutants or contaminants ("Environmental Regulations") and shall immediately deliver to Lender copies of any notice or other communication received by any of the undersigned alleging a violation of, or a failure to maintain any permit or license required by, any Environmental Regulations. The undersigned covenants, represents and warrants to Lender that any property now or hereafter or previously owned or operated by any of the undersigned, has not been, and will not be, used by any of the undersigned, or to the best knowledge and belief of each of the undersigned, by any prior owner or operator, to refine, produce, store, handle, process or transport any hazardous substance, pollutant or contaminant except in full compliance with all applicable Environmental Regulations, and that any substance disposed of off-site by any of the undersigned have been, and will be, disposed of in accordance with all applicable Environmental Regulations.

     The loan evidenced hereby has been made, and this Note has been delivered, at Lender's office at the address indicated above, and such loan, this Note and the rights, obligations and remedies of Lender and the undersigned shall be governed by and construed in accordance with the laws of the state in which Lender's office identified above is located. All obligations of the undersigned, an the rights, powers and remedies of Lender, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreements or instruments (other than this Note) relating to any obligation of any of the undersigned to Lender, the loan evidenced by this Note or any collateral security. Borrower shall not a) voluntarily transfer any assets into trust or, b) if already owned in trust, shall not voluntarily transfer title to such trust assets to any other person or entity, without giving Lender at least 30 days prior written notice thereof.

     It is the intent hereof that each of the undersigned (if more than one) remain liable as principal until the full amount of all indebtedness evidenced by this Note has been paid, notwithstanding any act, omission or event that might otherwise operate as a legal or equitable discharge or defense with respect to any of the undersigned.

     No setoff or counterclaim of any kind claimed by any person liable under this Note shall stand as a defense to the enforcement of this Note against any such person, it being agreed that any such setoff or counterclaim must be maintained by separate suit.

     THE UNDERSIGNED AND LENDER HEREBY AGREE TO TRIAL BY COURT AND IRREVOCABLY WAIVE JURY TRIAL IN ANY ACTION OR PROCEEDING (INCLUDING, BUT NOT LIMITED TO, ANY COUNTERCLAIM) ARISING OUT OF OR IN ANY WAY RELATING TO OR CONNECTED TO THIS NOTE, ANY RELATIONSHIP OR TRANSACTION BETWEEN ANY OF THE UNDERSIGNED AND LENDER, THE ORIGINATION, ADMINISTRATION OR ENFORCEMENT OF THE INDEBTEDNESS EVIDENCED OR SECURED BY THIS NOTE, OR ANY OTHER MATTER. ADDITIONAL TERMS:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENTS OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (LENDER) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

   Borrower:    Waddell & Reed Financial, Inc.
   By:          /s/ Keith A. Tucker
   Title:       Chief Executive Officer

   Borrower:    Waddell & Reed Financial, Inc.
   By:          /s/ John E. Sundeen, Jr.
   Title:       Chief Financial Officer, Sr. Vice President

   Borrower:    Waddell & Reed Financial, Inc.
   By:          /s/ Daniel C. Schulte
   Title:       Vice President

   Borrower:    Waddell & Reed Financial, Inc.
   By:          /s/ Robert L. Hechler
   Title:       Chief Operating Officer, Executive VP

   Address:     6300 Lamar Avenue
                Overland Park, KS  66208